                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (Date of earliest event reported): January 25, 2006

                          OPTICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                      001-15223                   76-0453392
-------------------------       -----------------------      -------------------
    (State or Other                  (Commission                (IRS Employer
    Jurisdiction of                  File Number)            Identification No.)
    Incorporation)

                87 Grandview Avenue, Waterbury, Connecticut 06708
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 596-2236

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On January 25, 2006, OptiCare Health Systems, Inc. ("OptiCare"), a
Delaware corporation, borrowed $1,400,000.00 (the "Loan") from Refac, a Delaware
Corporation. In connection with the Loan, on January 25, 2006, OptiCare (i) and its wholly-owned subsidiary, OptiCare Eye Health Centers, Inc. ("Eye Health"),
entered into a Loan Agreement with Refac (ii) issued a Promissory Note to Refac and (iii) and its wholly-owned subsidiaries, Eye Health and Primevision Health,
Inc., entered into an Amended and Restated Subordination Agreement with Refac and CapitalSource Finance LLC ("CapitalSource"), OptiCare's senior lender.
Pursuant to these agreements, the Loan is unsecured and subordinate to
OptiCare's loan with CapitalSource.

            Pursuant to these agreements, the maturity date of the Loan is contingent on the date that the previously announced merger between OptiCare and
Refac is consummated. If the merger is consummated on or before April 30, 2006, the maturity date of the Loan is January 25, 2007. If the merger is not consummated on or before April 30, 2006, then the maturity date of the Loan is
June 30, 2006.

            The proceeds from the Loan were used to repay the entire term loan outstanding under OptiCare's senior secured term loan and revolving credit facility with CapitalSource.

            The preceding brief descriptions of the material terms of the agreements are qualified in their entirety by reference to the Loan Agreement, the Promissory Note and the Amended and Restated Subordination Agreement, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
          OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

            See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

          10.1 Loan Agreement by and among Refac, OptiCare Health Systems, Inc.
               and OptiCare Eye Health Centers, Inc. dated as of January 25,
               2006.

          10.2 OptiCare Health Systems, Inc. Promissory Note dated January 25,
               2006.

          10.3 Amended and Restated Subordination Agreement by and among Refac,
               OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc.,
               Primevision Health, Inc. and CapitalSource Finance LLC dated as of January 25, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OPTICARE HEALTH SYSTEMS, INC.
                                          (Registrant)

Date: January 31, 2006                    by: /s/  Vincent S. Miceli
                                              ---------------------------------
                                          Name:  Vincent S. Miceli
                                          Title: Corporate Controller
                                                 & Chief Accounting Officer

                                  EXHIBIT INDEX
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Exhibit
Number                                       Description
------                                       -----------

 10.1     Loan Agreement by and among Refac, OptiCare Health Systems, Inc. and
          OptiCare Eye Health Centers, Inc. dated as of January 25, 2006.

 10.2     OptiCare Health Systems, Inc. Promissory Note dated January 25, 2006.

 10.3     Amended and Restated Subordination Agreement by and among Refac,
          OptiCare Health Systems, Inc., OptiCare Eye Health Centers, Inc.,
          Primevision Health, Inc. and CapitalSource Finance LLC dated as of
          January 25, 2006.